UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 Form 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 17, 2003
                                                  _____________



                       COMMERCIAL BANKSHARES, INC.
         ______________________________________________________

         (Exact name of Registrant as specified in its charter)



                FLORIDA                33-67254        65-0050176
  _____________________________________________________________________

    (State or other jurisdiction     (Commission     (IRS Employer)
  of incorporation or organization)   File Number)  Identification No.)




         1550 S.W. 57th Avenue, Miami, Florida            33144
       __________________________________________________________

       (Address of principal executive offices)        (Zip Code)



Registrant's Telephone Number, including area code  (305) 267-1200
                                                    ______________

















Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits
99.1 Second Quarter 2003 Financial Statement Brochure of Commercial Bankshares, Inc.



Item 9.  Regulation FD Disclosure

On July 17, 2003 Commercial Bankshares, Inc., the parent holding company of Commercial Bank of Florida, issued a financial statement brochure for its second quarter 2003, a copy of which is attached as Exhibit 99.1.

The information contained in this Current Report is intended to be furnished under Item 12, "Results of Operations and Financial Condition" and is being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange commission in Release Nos. 33-8216 and 34-47583. As such, the information provided hereunder shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, or shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Commercial Bankshares, Inc.
___________________________

       (Registrant)



 /s/ Barbara E. Reed
________________________

Senior Vice President &
Chief Financial Officer


Date:  July 17, 2003
       _____________







Exhibit 99.1 Second Quarter 2003 Financial Statement Brochure of Commercial Bankshares, Inc.